Exhibit 32.1

Certification of CEO Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of ev3 Inc. (the “Company”) on Form 10-Q for the quarterly period ended October 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James M. Corbett, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2005	James M. Corbett
James M. Corbett
President and Chief Executive Officer
(principal executive officer)